                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):       February 27, 2002
                                                        (February 18, 2002)

                             WESTERN RESOURCES, INC.
              (Exact Name of Registrant as Specified in Its Charter)


             KANSAS                      1-3523               48-0290150
(State or Other Jurisdiction of       (Commission             (Employer
Incorporation or Organization)        File Number)        Identification No.)


   818 KANSAS AVENUE, TOPEKA, KANSAS                             66612
(Address of Principal Executive Offices)                       (Zip Code)



                                  (785)-575-6300
                 (Registrant's Telephone Number Including Area Code)

                              WESTERN RESOURCES, INC.


Item 5. Other Events

         On February 18, 2002, we issued a press release announcing financial results for the fiscal year ended December 31, 2001, and the amount of a charge to be recorded in the first quarter of 2002 as a result of the adoption of new accounting standards related to accounting for goodwill and intangible assets. A copy of the press release is attached to this report.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99.1 - Press release issued February 18, 2002.

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Western Resources, Inc.




Date February 27, 2002                       By      /s/ Paul R. Geist
     -----------------                         ---------------------------------
                                                  Paul R. Geist, Senior Vice
                                                  President and Chief Financial
                                                  Officer

                              EXHIBIT INDEX


Exhibit Number                                 Description of Exhibit

99.1                                  Press release issued February 18, 2002